Exhibit 10.4

CHANGE ORDER FORM

Performance and Attendance Bonus (PAB) Incentive Program Provisional Sum

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00005 DATE OF CHANGE ORDER: March 16, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Parties agree Bechtel will implement a Performance and Attendance Bonus (PAB) Incentive Program to attract and retain qualified craft beginning the first regular pay period of 2016 through Substantial Completion of Subproject 5. The overall PAB Incentive Program will be comprised of two separate programs. Program 1 will apply to all SPL 3 direct-hire craft workers. Program 2 will apply to all SPL 3 core direct-hire crafts in the following classifications: electrician, instrument technician, millwright, friction operator, pipefitter, rigger, and welder. The Provisional Sum amount for Program 1 PAB and Program 2 PAB is $36.9 million. Further details regarding the PAB Incentive Programs 1 and 2 are detailed in Exhibit A of this Change Order.

2.
Bechtel will invoice SPL at the beginning of each quarter, the maximum achievable incentive amount for that quarter. Semi-annually the Parties will reconcile the previous two quarter’s invoiced amount against the total cost of the PAB Incentive Program in the same two quarters. Any variance will be included with the next applicable invoice.

3.
PAB quarterly goals will be set with the intention to achieve target schedule progress and attendance goals. PAB amounts will be paid to qualified craft members on a quarterly basis. Bechtel will pay the craft 50% of the earned PAB and retain the remaining 50% of the PAB in escrow through the duration of the employee’s work on SPL 3. Payment parameters and milestone examples are summarized in Exhibit A.

4.	Attachment EE of the Agreement is hereby amended by adding Section 2.5 Craft Incentive & Retention Program Provisional Sum.

2.5 Craft Incentive & Retention Program Provisional Sum
The Aggregate Provisional Sum contains a Provisional Sum of Thirty Six Million Nine Hundred Thousand U.S. Dollars (U.S$36,900,000) for craft compensation in order to attract and retain qualified craft. If the actual Performance and Attendance Bonus (PAB) Incentive Program Cost under this Agreement is less than the Performance and Attendance Bonus (PAB) Incentive Program Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference. If the actual Performance and Attendance Bonus (PAB) Incentive Program Cost under this Agreement is greater than the Performance and Attendance Bonus (PAB) Incentive Program Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference.

5. The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $269,090,060. This Change Order will increase the Aggregate Provisional Sum amount by $36,900,000 and the new value shall be $305,990,060.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00004)	$(34,843,025)
The Contract Price prior to this Change Order was	$2,952,156,975
The Contract Price will be (increased) by this Change Order in the amount of	$36,900,000
The new Contract Price including this Change Order will be	$2,989,056,975

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
VP LNG Projects	Project Manager
Title	Title
April 19, 2016	March 16, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Additional Bechtel Hours to Support RECON, Temporary Access Rd., Addition of Flash Liquid Expander, Removal of Vibration Monitor System, To-Date Reconciliation of Soils Preparation Provisional Sum

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00006 DATE OF CHANGE ORDER: March 22, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will be compensated for additional hours to support SPL-directed changes to the soil stabilization subcontractor’s (RECON) work.

2.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will construct a temporary road to enable access for the piling subcontractor to the Train 5 and surrounding areas. The location of this change is depicted in Exhibit A of this Change Order.

3.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will engineer and design for the addition of a Flash Liquid Expander (FLE). Scope includes the piles and connections/penetrations in the Methane Cold Box. The location of the FLE is depicted in Exhibit B of this Change Order.

4.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will remove the Vibration Monitor System scope, various workstations, consoles, and printers from the SPL 3 scope.

a.
The Existing & Stages 1 and 2 Liquefaction Facility Labor Provisional Sum value was *** U.S. Dollars (U.S. $***) and *** (***) hours. These values will be amended and the new values shall be *** U.S. Dollars (U.S. $***) and *** (***) hours.

5.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will reconcile the Soils Preparation Provisional Sum for deductions for SPL scope and drawing revisions.

a.	The previous Soils Preparation Provisional Sum was *** U.S. Dollars (U.S. $***). This value will be amended and the new value shall be *** U.S. Dollars (U.S. $***).

6.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $305,990,060. This value will be reduced by $5,498,381 and the new value shall be $300,491,679.

7.	The cost breakdown for these scopes of work are detailed in Exhibit C of this Change Order.

8.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00005)	$2,056,975
The Contract Price prior to this Change Order was	$2,989,056,975
The Contract Price will be (increased) by this Change Order in the amount of	$(4,740,195)
The new Contract Price including this Change Order will be	$2,984,316,780

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit D.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
VP LNG Projects	Project Manager
Title	Title
April 19, 2016	March 22, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Additional Support for FERC Document Requests

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00007 DATE OF CHANGE ORDER: May 10, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will be compensated via this Change Order for FERC related support hours. Attachment A, Section 9.2 of the Agreement states:

“Any (i) FERC related support provided by Contractor exceeding two thousand five hundred (2,500) man hours or (ii) additional Work required by FERC that is not contemplated in this Scope of Work shall be subject to a Change Order to the extent such excess support or additional Work adversely impacts (i) Contractor cost of performance of the Work; (ii) Contractor’s ability to perform the Work in accordance with the Project Schedule or (iii) Contractor’s ability to perform any obligation under the Agreement.”

This language is amended and will be replaced by the following:

“Any (i) FERC related support provided by Contractor exceeding ten thousand three hundred and thirty (10,330) man hours or (ii) additional Work required by FERC that is not contemplated in this Scope of Work shall be subject to a Change Order to the extent such excess support or additional Work adversely impacts (i) Contractor cost of performance of the Work; (ii) Contractor’s ability to perform the Work in accordance with the Project Schedule or (iii) Contractor’s ability to perform any obligation under the Agreement.”

2.	The cost breakdown for this scope of work is detailed in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00006)	$(2,683,220)
The Contract Price prior to this Change Order was	$2,984,316,780
The Contract Price will be (increased) by this Change Order in the amount of	$1,558,953
The new Contract Price including this Change Order will be	$2,985,875,733

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
June 16, 2016	May 5, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Water System Scope Changes and Seal Design & Seal Gas Modification

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00008 DATE OF CHANGE ORDER: May 4, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will modify the potable water system to remove the UV and Sodium Hypochlorite Injection Packages and to source the water for the potable water distribution directly from the City of Port Arthur pipeline with a 24” water tie-in pipe. The Reverse Osmosis (RO) Feedwater Dump and RO Reject will be rerouted to the outfall. Exhibit A of this Change Order depicts these changes.

2.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will modify the Seal Gas Recovery System design to include small bore piping and control logic interface updates. Bechtel’s subcontractor will modify the refrigeration compressors to include new control valves, control logic updates, and interface updates. Exhibit B of this Change Order depicts these changes.

3.	The cost breakdown for these scopes of work are detailed in Exhibit C of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00007)	$(1,124,267)
The Contract Price prior to this Change Order was	$2,985,875,733
The Contract Price will be (increased) by this Change Order in the amount of	$(783,454)
The new Contract Price including this Change Order will be	$2,985,092,279

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit D.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
June 16, 2016	May 5, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Re-Orientation of PSV Bypass Valves

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00009 DATE OF CHANGE ORDER: May 17, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will modify the current PSV bypass valve orientation on Subproject 5 so that the cavity relief vents of the PSV bypass valves are on the high pressure side of the valves.

2.	The cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00008)	$(1,907,721)
The Contract Price prior to this Change Order was	$2,985,092,279
The Contract Price will be (increased) by this Change Order in the amount of	$14,933
The new Contract Price including this Change Order will be	$2,985,107,212

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
June 16, 2016	May 17, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Deletion of Chlorine Analyzer

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: June 15, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will remove the Chlorine Analyzer on the potable water distribution line from its Scope of Work to accommodate the removal of the Hypochlorite Injection Package that was included in Change Order 008. Exhibit A of this Change Order depicts this change.

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00009)	$(1,892,788)
The Contract Price prior to this Change Order was	$2,985,107,212
The Contract Price will be (increased) by this Change Order in the amount of	$(72,336)
The new Contract Price including this Change Order will be	$2,985,034,876

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary).

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
June 30, 2016	June 16, 2016
Date of Signing	Date of Signing